UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2008

MONACO COACH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91320 Industrial Way,

Coburg, Oregon 97408

 (Address of principal executive offices, including zip code)

(541) 686-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On April 23, 2008, Monaco Coach Corporation issued a press release and is holding a conference call regarding its financial results for its first quarter ended March 29, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits

(d)               Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 23, 2008 announcing financial results for Monaco Coach Corporation’s first quarter ended March 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONACO COACH CORPORATION

Date: April 23, 2008	/s/ P. Martin Daley
P. Martin Daley Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 23, 2008 announcing financial results for Monaco Coach Corporation’s first quarter ended March 29, 2008.